UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 30, 2023

Monterey Innovation Acquisition Corp.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-40861 (Commission File Number)	85-2204842 (I.R.S. Employer Identification No.)

17 State Street 21st Floor New York, NY (Address of principal executive offices)	10004 (Zip Code)

(917) 267-0216
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Common Stock and one redeemable Warrant	MTRYU	The Nasdaq Stock Market LLC
Common Stock, par value $0.0001 per share	MTRY	The Nasdaq Stock Market LLC
Redeemable Warrants, each Warrant exercisable for one share of Common Stock at an exercise price of $11.50 per share	MTYRW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01. Other Events.

On June 30, 2023, Monterey Innovation Acquisition Corp. (the “Company”) convened and then adjourned, without conducting any business, the special meeting of stockholders of the Company (the “Special Meeting”), originally scheduled on June 30, 2023 at 11:00 a.m. Eastern Time, to recommence at 11:00 a.m. Eastern Time on July 3, 2023 at the offices of Greenberg Traurig, LLP, located at 1750 Tysons Boulevard, Suite 1000, McLean, VA 22102. The Special Meeting is being held for the purpose of considering and voting on (a) a proposal to amend (the “Charter Amendment”) the Company’s amended and restated certificate of incorporation, as amended (the “charter”), by allowing the Company to further extend the date by which it has to consummate a business combination (the “Combination Period”) from July 5, 2023 to up to nine (9) times by an additional month each time (or up to April 5, 2024) (as extended, the “Extended Date”) by depositing into the trust account $100,000 for each additional month extension; (b) a proposal to amend (the “Trust Amendment”) the Investment Management Trust Agreement, dated September 30, 2021, as amended, by and between Continental Stock Transfer & Trust Company and the Company, allowing the Company to extend the Combination Period from July 5, 2023 to the Extended Date by depositing into the trust account $100,000 for each additional month extension; and (c) a proposal to direct the chairman of the special meeting to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve the Charter Amendment Proposal and the Trust Amendment Proposal or the Board determines before the special meeting that it is not necessary or no longer desirable to proceed with the Charter Amendment Proposal and the Trust Amendment Proposal.

Each such proposal is described in more detail in the definitive proxy statement related to the Special Meeting filed by the Company with the Securities and Exchange Commission on June 16, 2023. The record date for the Special Meeting remains the close of business on June 9, 2023.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Monterey Innovation Acquisition Corp.

By:	/s/ Murat Omur
Name: Murat Omur
Title: Chief Executive Officer

Date: June 30, 2023